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EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with this quarterly report of Torotel, Inc. (the "Company") on Form 10-Q for the period ending October 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dale H. Sizemore, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DALE H. SIZEMORE, JR. Dale H. Sizemore, Jr. Chief Executive Officer March 16, 2009

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CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002